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                          NATIONWIDE(R) FAMILY OF FUNDS

                        NATIONWIDE(R) S&P 500 INDEX FUND
                       NATIONWIDE(R) SMALL CAP INDEX FUND
                     NATIONWIDE(R) MID CAP MARKET INDEX FUND
                     NATIONWIDE(R) INTERNATIONAL INDEX FUND
                          NATIONWIDE(R) BOND INDEX FUND

                    PROSPECTUS SUPPLEMENT DATED JUNE 18, 2001
                        TO PROSPECTUS DATED MARCH 1, 2001

THE BOARD OF TRUSTEES OF NATIONWIDE MUTUAL FUNDS (THE "BOARD OF TRUSTEES") RECENTLY CONSIDERED AND APPROVED PROPOSALS TO CHANGE THE INVESTMENT ADVISORY STRUCTURE OF EACH OF THE FUNDS, EXCEPT THE S&P 500 INDEX FUND. CURRENTLY EACH OF THE FUNDS EXCEPT THE S&P 500 INDEX FUND (THE "FEEDER FUNDS") INVESTS ALL OF ITS ASSETS IN A SERIES OF THE QUANTITATIVE MASTER SERIES TRUST (EACH A "SERIES"), WHICH HAS THE SAME OBJECTIVE. INVESTMENT MANAGEMENT SERVICES, THEREFORE, ARE PERFORMED AT THE SERIES LEVEL. THE BOARD OF TRUSTEES, HOWEVER, APPROVED AN INVESTMENT ADVISORY AGREEMENT WITH VILLANOVA MUTUAL FUND CAPITAL TRUST ("VMF") AND A SUBADVISORY AGREEMENT WITH FUND ASSET MANAGEMENT, L.P. ("FAM"), THE ADVISER OF EACH SERIES, SO THAT EACH FEEDER FUND WOULD BE MANAGED DIRECTLY. THE BOARD OF TRUSTEES ALSO APPROVED THE SUBMISSION TO SHAREHOLDERS OF THESE TWO AGREEMENTS. IN ADDITION, THE BOARD OF TRUSTEES APPROVED THE SUBMISSION TO SHAREHOLDERS OF THE FOLLOWING TWO ADDITIONAL PROPOSALS:

1. TO APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT OBJECTIVE OF EACH FEEDER FUND AS NON-FUNDAMENTAL; AND
2. TO AUTHORIZE EACH FEEDER FUND TO UTILIZE THE MULTI-MANAGER STRUCTURE CURRENTLY IN PLACE FOR THE S&P 500 INDEX FUND, AS DESCRIBED ON PAGE 25 OF THE PROSPECTUS.

IF THE AGREEMENTS ARE APPROVED BY THE SHAREHOLDERS OF EACH FEEDER FUND AT A MEETING EXPECTED TO BE HELD ON OR ABOUT AUGUST 24, 2001, THE CURRENT INVESTMENT ADVISORY STRUCTURE WILL BE DISCONTINUED AND THE INVESTMENT ADVISORY AGREEMENT WITH VMF AND THE SUBADVISORY AGREEMENT WITH FAM WILL BE IMPLEMENTED ON OR ABOUT SEPTEMBER 1, 2001.

The disclosure in the second paragraph on page 27 of the Prospectus under the heading "Choosing a Share Class" is revised to state that it is anticipated Villanova Distribution Services, Inc. will become the Funds' Distributor on or before October 1, 2001.

The disclosure in the fourth paragraph on page 27 of the Prospectus under the heading "Choosing a Share Class" is revised to state that the Funds reserve the right to reject an order of $250,000 or more for Class B shares.

The third bullet under the heading "Waiver of Class A sales charges" on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Nationwide mutual fund shares

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-    Sales of Class D shares of a Nationwide fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

     To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

The seventh bullet under the heading "Waiver of Class A sales charges", which is found on page 31 of the Prospectus, is deleted in its entirety and replaced with the following:

- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperatives, Inc.).

The disclosure on page 35 of the Prospectus under the heading "Excessive Exchange Activity" is deleted in its entirety and replaced with the following:

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, beginning June 18, 2001, each of the following Nationwide funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that fund into another Nationwide fund if you have held those shares for less than 90 days (30 days for the Gartmore Growth 20 Fund):

        Fund                                                      Exchange Fee
        ----                                                      ------------
        Gartmore Emerging Markets Fund                                2.00%
        Gartmore International Growth Fund                            2.00%
        Gartmore International Small Cap Growth Fund                  2.00%
        Gartmore Global Leaders Fund                                  2.00%
        Gartmore Global Technology and Communications Fund            2.00%
        Gartmore Growth 20 Fund                                       2.00%
        Gartmore Millennium Growth Fund                               1.50%
        Gartmore Value Opportunities Fund                             1.50%
        Nationwide Small Cap Fund                                     1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee will only apply to shares of the applicable funds purchased, or exchanged from, after June 18, 2001. The exchange fee may not apply in


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certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. A Fund may also delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.